Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of SmartPay Express, Inc. (the “Company”) for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ping Tang, t Chief Executive Officer and President of the Company, individually certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company on the dates and for the periods presented.

Date: April 15, 2010	/s/ Ping Tang
Ping Tang, Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to Smarypay Express, Inc., and will be retained by Smarypay Express, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.